                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          MERCHANTS BANCSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

MERCHANTS
---------
BANCSHARES, INC.


==================================================================
1997
NOTICE OF
ANNUAL MEETING
AND
PROXY STATEMENT
==================================================================


TUESDAY, MAY 20, 1997
AT 8:00 A.M. LOCAL TIME
MERCHANTS BANK
999 NORTH SHEPHERD
HOUSTON, TEXAS 77008

                           MERCHANTS BANCSHARES, INC.

                            5005 WOODWAY, SUITE 300
                              HOUSTON, TEXAS 77056


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 20, 1997


TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders (the "Meeting") of Merchants Bancshares, Inc. (the "Company") will be held at Merchants Bank, 999 North Shepherd, Houston, Texas, at 8:00 a.m., Houston time, on Tuesday, May 20, 1997, for the following purposes:

     1. To elect a Board of Directors of the Company consisting of four (4) persons.

     2. To ratify the adoption of the 1997 Flexible Incentive Plan of the Company.

     3. To act on such other business as may properly come before the Meeting or any adjournment thereof.

The close of business on March 31, 1997 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or at any adjournment thereof.





                              Norman H. Bird
                              Secretary



May 1, 1997



                            YOUR VOTE IS IMPORTANT.

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND TO ASSURE THE PRESENCE OF A QUORUM. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           MERCHANTS BANCSHARES, INC.


                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 20, 1997

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of MERCHANTS BANCSHARES, INC. (the "Board") to be used at the Annual Meeting of Shareholders (the "Meeting") of MERCHANTS BANCSHARES, INC. (the "Company") to be held at Merchants Bank, 999 North Shepherd, Houston, Texas on May 20, 1997, at 8:00 a.m., and at any adjournment thereof. This Proxy Statement and accompanying proxy are being mailed on or about May 1, 1997 to the shareholders of the Company.


                              GENERAL INFORMATION

     The close of business on March 31, 1997 has been fixed as the record date for determining the shareholders entitled to vote at the Meeting to be held on May 20, 1997.

     The Meeting has been called for the purposes of (i) electing directors of the Company for the coming year, (ii) ratifying the adoption of the 1997 Flexible Incentive Plan of the Company (the "Plan"), and (iii) transacting such other business as may properly come before the Meeting or any adjournment thereof.

     Whether you can attend the Meeting or not, your vote is important. Shares can be voted at the Meeting only if the owner is present or represented by proxy. Accordingly, it is requested that you sign and return the enclosed proxy in the envelope provided.

     Any person executing the accompanying proxy may revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Company a written revocation thereof or a duly executed proxy bearing a later date or by appearing at the Meeting and voting by ballot.

     Shares represented by each signed proxy received by the Board will be voted in accordance with the directions of the shareholder, and if no directions are provided, such shares will be voted "FOR" each of the proposed nominees and the proposal to ratify the adoption of the Plan.

     The cost of soliciting proxies will be borne by the Company. The solicitation will be made by mail. Certain directors, officers and employees of the Company, not specifically employed for the purpose, may solicit proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview. The Company will also supply brokerage firms and other custodians, nominees and fiduciaries with such proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses in connection therewith.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     At the close of business on March 31, 1997, the record date for determining the shareholders of the Company entitled to notice of and to vote at the Meeting, the Company had 1,954,970 shares of common stock, $1.00 par value (the "Common Stock"), issued and outstanding.

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Meeting.

     Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Company owned of record at the close of business on March 31, 1997. Cumulative voting for directors is not permitted. Directors are elected by plurality vote and, therefore, the four (4) nominees receiving the highest number of affirmative votes shall be elected as directors, provided a quorum is present. All shares represented at the Meeting in person or by proxy shall be counted in determining the presence of a quorum. Abstentions and broker non-votes (shares held by a broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the Meeting. For the election of directors, abstentions and broker non-votes will have the legal effect of neither a vote for nor against the nominee. Ratification of the adoption of the Plan requires the affirmative vote of the holders of a majority of the shares entitled to vote and represented at the meeting in person or by proxy. For the ratification of the adoption of the Plan, abstentions, since they are not affirmative votes, will have the legal effect of a vote against the proposal, while broker non-votes, since they are not entitled to vote on the matter, will have no effect.


                             ELECTION OF DIRECTORS

     Four (4) directors are to be elected at the meeting. The persons named below have been designated by management of the Company as nominees for election as directors.

     Unless otherwise instructed, properly executed proxies which are returned in a timely manner will be voted for election of the four (4) nominees for directors. If however, any of such nominees should withdraw his consent to serve (which is not anticipated) or be unable to stand for election, the proxies will be voted for such other person or persons as may be determined by the persons named in the proxies in their discretion, or the Board may reduce the number of directors to be elected.

                       NOMINEES FOR ELECTION AS DIRECTORS

     Norman H. Bird, 52, is Vice President and Secretary of the Company and has held these offices since May 1988. Mr. Bird is also Executive Vice President of Merchants Bank, a wholly owned subsidiary of the Company, an office he has held since April 1985, and has served as a director of Merchants Bank since April 1985. He is Secretary of Gulf Southwest Nevada Bancorp, Inc. ("GSWNB")(a wholly-owned subsidiary of the Company), an office he has held since April 1994. He has been a director of the Company since October 1989.

     Donald R. Harding, 56, is President and a director of Merchants Bank and has served in these capacities since March 1982. He has been a director of the Company since 1982.

     J. W. Lander, Jr., 71, is Chairman of the Board of the Company and has served in this capacity since May 1988. He was President of the Company from July 1982 to April 1988. Mr. Lander is also Chairman of the Board and a director of Merchants Bank. He is President and a director of GSWNB, positions he has held since April 1994. In addition, he is a director of Stewart & Stevenson, Inc., a manufacturer of heavy equipment. He has been a director of the Company since 1982. J. W. Lander, Jr., is the father of J.W. Lander, III.

     J. W. Lander, III, 45, is President, Treasurer and Assistant Secretary of the Company and has served in these capacities since May 1988. Mr. Lander is also Senior Vice President and a director of Merchants Bank. He is Treasurer and a director of GSWNB, positions he has held since April 1994. He has been a director of the Company since 1983. J. W. Lander, III is the son of J. W. Lander, Jr.

     The above nominees are all of the current officers and directors of the Company, except for A. Harrel Blackshear, who is currently a director and who has not been nominated for re-election. At that time, the size of the Board will be reduced to four directors.

     Officers and directors are elected annually and serve, unless they sooner resign or are removed, until their respective successors are elected and qualify. Directors of the Company receive no compensation for their service on the Board.

     THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.


                      MEETINGS AND COMMITTEES OF THE BOARD

     During 1996, the Board of Directors held four (4) meetings. All of the directors attended 75% or more of the total number of meetings of the Board of Directors during 1996.

     Although the Company has not established any committees, the Board of Directors of Merchants Bank has designated several committees of its board, including a Compensation Committee and an Audit Committee, the functions and membership of which are described below.

     As noted in the sections entitled "Executive Compensation" and "Compensation of Directors", none of the officers or directors of the Company are compensated by the Company. Such persons are compensated by Merchants Bank for services performed by them of behalf of Merchants Bank. The Compensation Committee is responsible for making recommendations to the Board of Directors of Merchants Bank regarding salaries and bonuses to be paid to the officers of Merchants Bank. The Audit Committee's functions include making recommendations on the selection of the Company's auditors, reviewing the arrangements for and scope of the independent auditors' examination, meeting with the independent auditors, the Board of Directors of Merchants Bank and certain officers of Merchants Bank to review the adequacy of internal controls and reporting, and performing any other duties or functions deemed appropriate by the Board of Directors of Merchants Bank.

     The Compensation Committee currently consists of Messrs. Ben Brollier (Chairman), D. R. Anderson, William H. Branson, Jr., Max Bowen, Richard L. Kinsel and Herbert J. Laufman.

     The Audit Committee currently consists of Messrs. Herbert J. Laufman (Chairman), D. R. Anderson, Ben A. Brollier and John T. Malone.

     During 1996, the Compensation Committee met three (3) times and the Audit Committee met four (4) times.


            RATIFICATION OF APPROVAL OF 1997 FLEXIBLE INCENTIVE PLAN

     On April 15, 1997, the Board authorized the adoption of the Merchants Bancshares, Inc. 1997 Flexible Incentive Plan (the "Plan"), to become effective on May 20, 1997, subject to the approval of the shareholders. A copy of the Plan is attached hereto as Appendix A. The description of the Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Appendix A, which contains the complete text of the Plan.

     The purposes of the Plan are to (i) promote the interests of the Company and its shareholders by enabling the Company and each of its subsidiaries to (A) attract, motivate and retain their respective employees and non-employee directors by offering such employees and non-employee directors performance-based stock incentives and other equity interests in the Company and other incentive awards and (B) compensate consultants by offering such consultants performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the shareholders of the Company and (ii) promote the Company's long-term growth and success. To accomplish these purposes, the Plan provides for the granting to eligible persons of stock options, stock appreciation rights, restricted stock, performance awards, performance stock, dividend equivalent rights and any combination thereof.

AVAILABLE SHARES

     The aggregate number of shares of Common Stock which may be issued under the Plan (or with respect to which awards may be granted) shall not exceed 200,000 shares. The maximum number of shares with respect to which stock options or stock appreciation rights may be granted in any fiscal year to any Named Executive Officer under the Plan shall not exceed 50,000. Shares issued under the Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. Any shares of

Common Stock subject to a stock option or stock appreciation right that are not issued prior to the expiration of such awards, or any restricted stock or performance shares that are forfeited, will again be available for award under the Plan. In the event that shares of Common Stock are delivered to the Company in payment of the exercise price with respect to any stock option granted under the Plan, the number of shares available for future awards under the Plan will be reduced only by the net number of shares issued.

PERSONS ELIGIBLE TO PARTICIPATE

     Eligibility for participation in the Plan is confined to employees of the Company, or one or more of its subsidiaries, and such consultants and non-employee directors as may be designated by the Board.

ADMINISTRATION

     The Board will administer the Plan and has broad powers under the Plan to, among other things, administer and interpret the Plan, establish guidelines for the Plan's operation, select persons to whom awards are to be made under the Plan, determine the types, sizes and combinations of awards to be granted under the Plan, and determine other terms and conditions of an award. In addition, except as set forth below under "Amendment and Termination," the Board also has the power to modify or waive restrictions or limitations on the exercisability of awards and to accelerate and extend existing awards. The Board also may determine whether, and to what extent and under what conditions, to provide loans to eligible participants to exercise awards granted under the Plan. In addition, the Board has the power to modify the terms of existing awards, including, in the case of stock options, the exercise price thereof, and to cancel an award and grant a new award in substitution therefor under such terms and conditions as the Board determines to be appropriate, including having an exercise price per share which may be higher or lower than the exercise price of the cancelled award.

TYPES OF AWARDS

     The Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights, either in tandem with stock options or freestanding; (3) restricted stock awards; (4) performance shares;
(5) performance units; (6) dividend equivalent rights; and (7) other stock-based awards. Each of these types of awards is discussed in more detail below.
Awards may be granted singly, in combination or in tandem, as determined by the Board. The specific amount of awards to be received by or allocated to the Named Executive Officers of any other participant under the Plan is in the discretion of the Board (up to the limits set forth in the Plan) and therefore is not determinable for future periods.

     Stock Options. Under the Plan, the Board may grant awards in the form of options to purchase shares of Common Stock. Options may be in the form of incentive stock options ("ISOs") or non-qualified stock options. The Board will, with regard to each stock option. determine the number of shares subject to the option, the term of the option (which, for incentive stock options, shall not exceed ten years (five years in the case of an employee owning more than 10% of the Common Stock)), the exercise price per share of stock subject to the option (which, for incentive stock options, must be not less than the fair market value of the Common Stock at the time of grant (110% of fair market value in the case of an employee owning more than 10% of the Common Stock)), the vesting schedule (if any) and the other material terms of the option. Any option granted in the form of an ISO must satisfy the other applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Non-qualified stock options may have an exercise price that is less than fair market value (but not less than the par value of the Common Stock).

     The option price upon exercise may, to the extent determined by the Board at or after the time of grant, be paid by a participant in cash or by other consideration acceptable by the Board in its sole discretion. Options may, at the discretion of the Board, provide for "reloads," whereby a new option is granted for the same number of shares as the number of shares of Common Stock or restricted stock used by the participant to pay the option price upon exercise or to satisfy tax withholding obligations.

     The Plan provides that, unless the Board determines otherwise at the time of grant, if an optionee dies while employed by the Company or a subsidiary, or within three months after the optionee ceases to be an employee (for any reason other than termination for cause), stock options, to the extent vested, will be exercisable for one year after the date of death or until the end of the option term, whichever is shorter. Unless the Board determines otherwise at the time of grant, upon termination of employment by reason of disability, stock options, to the extent vested, will be exercisable for one year or until the end of the option term, whichever is shorter. Unless the Board determines otherwise at the time of grant or thereafter, upon termination of employment for any reason other than death or disability or for cause, stock options, to the extent vested, will be exercisable for three months, or until the end of the option term, whichever is shorter. Upon termination of employment for cause, all stock options held by such terminated employee will immediately terminate.

     Stock Appreciation Rights ("SARs"). The Plan authorizes the Board to grant SARs either with a stock option ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs). A SAR is a right to receive a payment either in cash of Common Stock, as the Board may determine, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by a SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be a percentage designated by the Board of the per share fair market value of the Common Stock on the date of grant (or any other date chosen by the Board) in the case of a Non-Tandem SAR.

     A Tandem SAR may be granted at the time of the grant of the related stock option or, if the related stock option is a non-qualified stock option, at any time thereafter during the term of the stock option. A Tandem SAR granted in connection with an ISO generally may be exercised at and only at the times and to the extent the related ISO is exercisable, and at and only at such times as the fair market value of the shares subject to the related ISO exceeds the exercise price of the related ISO. A Tandem SAR is exercised by surrendering the same portion of the related option. A Tandem SAR expires upon the termination of the related stock option.

     A Non-Tandem SAR will be exercisable as provided by the Board and will have such other terms and conditions as the Board may determine. A Non-Tandem SAR is subject to acceleration of vesting or immediate termination in certain circumstances, in the same manner as discussed above in the case of stock options.

     The Board also is authorized to grant "limited SARs," either as Tandem SARs or Non-Tandem SARs. Limited SARs would become exercisable only upon the occurrence of such event as the Board may designate at the time of grant or thereafter.

     Restricted Stock Awards. The Plan authorizes the Board to grand awards in the form of restricted shares of Common Stock. These awards may be in such amounts and subject to such terms and conditions as the Board may determine, including, but not limited to, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including whether non-vested shares are forfeited or vested upon termination of employment). The Board may award performance-based shares of restricted stock of conditioning the grant or vesting or the release, expiration or lapse of restrictions of such restricted stock, or the acceleration of any such conditions, upon the attainment of specified performance goals or such other factors as the Board may determine.

     Performance Shares. The Plan permits the granting of "performance shares," consisting of the right to receive Common Stock or restricted stock or cash of an equivalent value, as the Board may determine, at the end of a specified performance period established by the Board. These awards may be in such number of shares and subject to such additional terms and conditions as the Board may determine, including, but not limited to, the criteria to be used to determine the vesting of performance shares and whether performance shares are forfeited or vest upon termination of employment during the performance period. The Board may condition the grant of performance shares upon the attainment of specified performance goals, such as the Company's achievement of certain earnings levels or the Company's performance (or the performance of its stock) measured against the performance of its competition, or such other factors as the Board may determine.

     Performance Units. The Plan permits the granting of "performance units," consisting of the right to receive a fixed dollar amount payable in cash, Common Stock or restricted stock, or any combination thereof, as the Board may determine, at the end of a performance cycle established by the Board. Except for the fact that the award is denominated in dollars rather than shares, the provisions of the Plan regarding performance units are substantially similar to those regarding performance shares, as described above.

     Dividend Equivalent Rights. The Board may, in its discretion, provide that any stock option, restricted stock, performance shares or units or other stock-based awards under the Plan may earn dividend equivalent rights. In respect of any such award which is outstanding on a dividend record date for Common Stock, the Board may credit a participant with an amount equal to the cash or stock dividends or other distributions that would have been paid on the shares of Common Stock covered by such award had such covered shares been issued and outstanding on such dividend record date. The terms and conditions regarding the crediting of dividend equivalent rights, including the timing, form of payment and payment contingencies thereof, shall be as determined by the Board.

     Other Stock-Based Awards. The Plan also permits other wards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in cash or Common Stock, or otherwise based on Common Stock. The terms and conditions of any such awards will be determined by the Board, including, but not limited to, the price, if any, and the vesting schedule, if any.

PAYMENT FOR AWARDS

     The purchase price of any shares of Common Stock purchased pursuant to the exercise of an award granted under the Plan shall be payable in full on the exercise date in cash, by check, by surrender to the Company of shares of Common Stock of the Company registered in the name of the participant (with the approval of the Board), by delivery to the Company of such other lawful consideration as the Board may determine, or by a combination of the foregoing. Any such shares so surrendered shall be deemed to have a value per share equal to the fair market value of a share of Common Stock on such date.

ANTIDILUTION PROVISIONS

     The number of shares of Common Stock authorized to be issued unde the Plan and each outstanding award shall, to the extent deemed appropriate by the Board, be proportionately adjusted in the event of any stock split, stock dividend, reverse stock split, combination of shares or any other similar increase or decrease in the number of shares of Common Stock issued and outstanding.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION OF MERGER

     In the event of the dissolution or liquidation of the Company, each award will terminate as of a date to be fixed by the Board; provided, however, that not less than thirty (30) days written notice of the date so fixed shall be given to each award holder. Upon the date fixed by the Committee, any unexercised option shall terminate and be of no further effect.

     If a Corporate Transaction (as hereinafter defined) is consummated and immediately following the consummation of such Corporate Transaction the persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property ("Corporate Transaction Consideration") as a result of such Corporate Transaction and continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction, the awards will remain outstanding and will continue in full force and effect (without any modification) following the consummation of such Corporate Transaction.

     If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do receive Corporate Transaction Consideration as a result of such Corporate Transaction or do not continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction, the terms and conditions of the award will be modified as follows:

     (i) If the documentation pursuant to which a Corporate Transaction will be consummated provides for the assumption by the entity issuing Corporate Transaction Consideration to the persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction of the awards granted pursuant to the Plan without any modification or amendment (other than Permitted Modifications (as hereinafter defined)), such options will remain outstanding and will continue in full force and effect, subject to the Permitted Modifications, following the consummation of such Corporate Transaction.

    (ii) If the documentation pursuant to which a Corporate Transaction will be consummated does not provide for the assumption by the entity issuing Corporate Transaction Consideration to the persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction of the options granted pursuant to the Plan without any modification or amendment (other than Permitted Modifications), all unvested portions of such awards and all unexercised awards which are not assumed will automatically terminate upon the consummation of such transaction. The Company will provide each award holder with reasonable notice of the impending termination of such awards. Upon the consummation of such a Corporate Transaction, all unexercised awards which are not assumed will automatically terminate and cease to be outstanding.

     As used herein, the term "Corporate Transaction will be deemed to mean any recapitalization (other than as described under "Antidilution Provisions"), merger, consolidation or conversion involving the Company, or any exchange of securities involving the Common Stock (other than as described under "Antidilution Provisions"). As used herein, the term "Permitted Modifications" will be deemed to mean any modification of an award which is made in connection with a Corporate Transaction and which provides that subsequent to the consummation of the Corporate Transaction (i) the exercise price of such award (if an option) or the base price of such award (if a SAR) will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (ii) the nature and amount of consideration to be received upon exercise of an award that is an option will be the same (on a per share basis) as was received by persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction and the benefits to be received by the holder of an award that is a SAR or a dividend equivalent right will be measured based upon the nature and amount of consideration (on a per share basis) as was received by persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction.

FEDERAL TAX CONSEQUENCES

     Under current United States federal tax law, the following are the United States federal income tax consequences generally arising with respect to award under the Plan.

     A participant who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding tax deduction for the same amount. If the shares received upon exercise of the option are substantially restricted, the participant's recognition of income and the Company's deduction will be deferred until the restrictions lapse, unless the participant makes an election to immediately recognize income.

     A participant who is granted an ISO does not realize any taxable income at the time of the grant or exercise of the option. The Company is not entitled to any tax deduction at the time of the grant or exercise of the option. If the participant makes no disposition of the shares acquired pursuant to an ISO before the later of (i) two years from the date of grant or (ii) one year from the exercise of the option, any gain or loss realized on a subsequent disposition of the shares will be treated as long term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. If the participant disposes of the shares before the later of such dates, then the participant will have ordinary income equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. In such case, the Company will be entitled to a corresponding tax deduction.

     The grant of a SAR will produce no federal income tax consequences for the participant or the Company. The exercise of the SAR results in taxable income to the participant equal to the difference between the reference price of the SAR and the market price of the Common Stock on the date of exercise, and a corresponding tax deduction to the Company.

     A participant who has been granted an award of restricted stock will not realize taxable income at the time of the award, and the Company will not be entitled to a tax deduction at the time of the award, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the market of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction.

     A participant who has been granted performance shares, performance units or a dividend equivalent right will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at such time. A participant will realize ordinary income at the time the award is paid equal to the amount of cash paid or the value of shares delivered, and the Company will have a corresponding tax deduction.

     The grant of an award of unrestricted Common Stock (which could be granted as an "other stock-based award" under the Plan) will produce immediate tax consequences for both the participant and the Company. The participant will be treated as having received ordinary income in an amount equal to the excess of the then fair value of the Common Stock awarded over the amount, if any, paid for such shares. The Company will receive a corresponding tax deduction.

     The tax consequences of other types of "other stock-based awards" will depend upon the nature and terms of the awards.

AMENDMENT AND TERMINATION

     The Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan or suspend or terminate it entirely, retroactively or otherwise; provided, however, that unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to options or other awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such participants.

     No award or grant of ISOs may be made under the Plan on or after April 15, 2007.

     The Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Internal Revenue Code of 1986.

     THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE ADOPTION OF THE
PLAN.


                           OWNERSHIP OF COMMON STOCK

     As of March 31, 1996, the record date, 1,954,970 shares of Common Stock were outstanding, each of which is entitled to one vote.

     The following table sets forth information regarding the beneficial ownership of the Common Stock as of March 31, 1996, by all current directors, nominees for directors and each Named Executive Officer, each beneficial owner of more than five percent (5%) of the Common Stock and all directors, nominees for director and executive officers as a group.


                                   AMOUNT AND NATURE           PERCENT
      NAME                     OF BENEFICIAL OWNERSHIP (1)   COMMON STOCK
      ----                     ----------------------------  -------------

Norman H. Bird                                820                  *
A. Harrel Blackshear                        4,446                  *
Richard Chafey (2)                          3,835                  *
Donald R. Harding                           4,379 (3)              *
J. W. Lander, Jr.                         392,616 (4)            20.1%
J. W. Lander, III                           8,500                  *
Vanco Trusts (5)                          453,995                23.2%
All directors and executive
   officers as a group
   (6 persons)                            414,596                21.2%


* Less than one (1) percent.
____________________

(1) Unless otherwise indicated, each person has sole voting and investment power over the shares listed.

(2) Not a nominee for the Board of Directors.

(3) Shares are owned jointly by Mr. Harding and his wife. Mr. Harding has sole voting and investment power over the shares.

(4) Shares are owned by JWL-GSW, LTD., a family limited partnership, for which Mr. Lander, Jr. is general partner. As general partner, Mr. Lander has sole voting and investment power over the shares.

(5) P.O. Box 1239, McAllen, Texas 78502


                             EXECUTIVE COMPENSATION

     As noted previously, none of the officers or directors of the Company are compensated by the Company. Such persons are compensated by Merchants Bank for services performed by them on behalf of Merchants Bank. The following table sets forth the summary compensation of the Chairman (and CEO) and the four other most highly compensated executive officers of the Company and its subsidiaries for the three years ended December 31, 1996 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
                           --------------------------

   NAME AND PRINCIPAL                                    OTHER ANNUAL        ALL OTHER
       POSITION            YEAR   SALARY      BONUS      COMPENSATION (1)  COMPENSATION (4)
-------------------------  ----  --------  ------------  ----------------  ----------------

J. W. Lander, Jr.
 Chairman of the
 Board of the              1996  $220,150       $     0       $20,650 (2)           $2,477
 Company and               1995   180,953             0        14,925 (2)            2,240
 Merchants Bank            1994   150,314             0         4,600 (2)            1,592

J. W. Lander, III
 President, Treasurer
 and Asst. Secretary;      1996    95,000        25,000        17,025 (2)            1,800
 Senior Vice President-    1995    84,975         8,498        14,270 (2)            1,416
 Merchants Bank            1994    76,290         7,629         4,300 (2)              852

Donald R. Harding          1996   100,000        25,000         5,200 (3)            1,708
 President -               1995    86,880         8,688         4,800 (3)            1,426
 Merchants Bank            1994    84,352         8,435         3,900 (3)            1,392

Norman H. Bird
 Vice President and
 Secretary; Executive      1996    98,400        18,000         5,200 (3)            1,746
 Vice President -          1995    85,300         7,725         4,400 (3)            1,367
 Merchants Bank            1994    83,050         7,500         4,200 (3)            1,293

Richard Chafey
 Sr. Vice President -
 Merchants Bank            1996   100,000        17,800             0                    0

_____________________

(1) Excludes perquisites and other benefi ts, unless the aggregate amount of such compensation is at least equal to the lesser of either $50,000 or 10 percent of the total annual salary and bonus reported for the Named Executive Officer.

(2) Includes fees paid in his capacity as a director of Merchants Bank, Gulf Southwest Nevada Bancorp, and a member of the Development Boards of various of the branches of Merchants Bank.

(3)  Includes fees paid in his capacity as a director of Merchants Bank.

(4) Amounts of all other compensation are amounts contributed by Merchants Bank for fiscal year 1994, 1995 and 1996 under the Company's Employee Savings Plan.


                                  PENSION PLAN

     The following table shows the approximate annual retirement benefits under the Merchants Bancshares Pension Plan (before the reduction made for social security benefits) to eligible employees in specified compensation and years of service categories, assuming retirement occurs at age 65 and that benefits are payable only during the employee's lifetime.

                               PENSION PLAN TABLE
                               ------------------

                                 YEARS OF SERVICE
                   --------------------------------------------
 REMUNERATION         15       20       25       30        35
-----------------  -------  -------  -------  -------  --------

 $125,000          $21,349  $28,465  $35,531  $42,697  $ 49,814
  150,000           25,619   34,158   42,648   51,232    59,777
  175,000           29,889   39,851   49,765   59,767    69,740
  200,000           34,159   45,544   56,882   68,302    79,703
  225,000           38,429   51,237   63,999   76,837    89,666
  250,000           42,699   56,930   71,116   85,372    99,629
  275,000           46,969   62,623   78,233   93,907   109,592


The compensation used in computing average monthly compensation is the total of all amounts paid by the Company as shown on the employee's W-2 Forms, plus amounts electively deferred by the employee under the 401k Plan. Credited years of service for the named officers of the Company as of December 31,1996 are as follows: Mr. Bird, 11 years; Mr. Chafey, 1 year; Mr. Harding, 20 years; Mr. Lander, Jr., 33 years; and Mr. Lander, III, 14 years.


                           COMPENSATION OF DIRECTORS

     None of the members of the Board of Directors of Merchants Bancshares receive any compensation (other than dividends paid to all shareholders) from Merchants Bancshares.


                        REPORT ON EXECUTIVE COMPENSATION

     The compensation of the Merchants Bank executive officers is determined by the Compensation Committee of the Board of Directors of Merchants Bank. Each member of the Compensation Committee is a director of Merchants Bank who is not an employee of the Company or any of its affiliates.

GENERAL POLICIES
----------------

     It is Merchants Bank's policy to structure compensation arrangements for executive officers that provide competitive annual base salaries and other benefits. The Compensation Committee of Merchants Bank considers the total compensation (earned or potentially available) of each executive officer in establishing each element of compensation.

COMPENSATION OF EXECUTIVE OFFICERS GENERALLY
--------------------------------------------

     At the beginning of each fiscal year, the Compensation Committee reviews and approves, with any modifications it deems appropriate, an annual salary plan for Merchants Bank senior executives, excluding the chief executive officer. This salary plan is developed under the direction of the chief executive officer based on performance judgments as to past and expected future contributions of the individual senior executives. In addition, the Compensation Committee of Merchants Bank considers information on compensation paid by competitors, to the extent available.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER
-------------------------------------------

     In considering the compensation of J. W. Lander, Jr., the chief executive officer of Merchants Bancshares and Chairman of the Board of Merchants Bancshares and Merchants Bank, the Compensation Committee of Merchants Bank has taken into account Mr. Lander's many years of experience in the Texas banking industry and the fact that Mr. Lander has served as chief executive officer for more than twenty-five years during which the banking industry in Texas experienced extreme turmoil and numerous bank failures. The Compensation Committee of Merchants Bank believes that Mr. Lander's leadership through this period was instrumental in Merchants Bancshares surviving and returning to profitability.

     The Compensation Committee of Merchants Bank anticipates that Mr. Lander's demonstrated leadership qualities and management skills will continue to stimulate the growth and profitability of Merchants Bank and thus enhance shareholder value. The Compensation Committee believes that the base salary compensation provided to Mr. Lander is appropriate and reasonable in light of his duties, performance and responsibilities.


                         Ben A. Brollier, Chairman
                         Max Bowen
                         John T. Malone
                         Herb Laufman
                         Richard L. Kinsel


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No person who served as a member of the Compensation Committee during 1996
(i) was an officer or employee of the Company or any of its subsidiaries during such year, (ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) was a party to any material transaction set forth under "Certain Relationships and Related Transactions."

     No executive officer of the Company served as a member of the compensation or similar committee or board of directors of any other entity of which an executive officer served on the Compensation Committee or the Board.


                           COMPANY STOCK PERFORMANCE

     Because there is no public market for the Common Stock, the Performance Graph required by the Securities and Exchange Commission which compares cumulative total shareholder return on the Common Stock with cumulative total shareholder returns of (a) a broad equity market index and (b) companies in the same industry or line of business has been omitted.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the officers and directors of Merchants Bancshares and their affiliates are customers of Merchants Bank. Such directors, officers and affiliates have had transactions in the ordinary course of business with Merchants Bank, including borrowings, all of which were on substantially the same terms and conditions, including interest rates and collateral, as those prevailing from time to time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or features unfavorable to Merchants Bank. Merchants Bancshares expects that its directors and officers and their affiliates will continue to enter into such transactions on similar terms and conditions in the future.


                              BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Merchants Bancshares' directors and executive officers, and persons who beneficially own more than ten percent of the Common Stock, to file reports of beneficial ownership of Common Stock and changes in beneficial ownership on Forms 3, 4 and 5 (collectively, "SEC Forms") with the Securities and Exchange Commission ("SEC"). Directors, executive officers and ten percent beneficial owners are required under regulations promulgated by the SEC to furnish Merchants Bancshares with copies of all SEC Forms which they file.

     Based solely on information provided to Merchants Bancshares by its directors, executive officers and ten percent beneficial owners, Merchants Bancshares believes that its directors, executive officers and ten percent beneficial owners have complied with all filing requirements applicable to them with respect to acquisitions and dispositions of shares of Common Stock occurring during 1996.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Hidalgo, Banfill, Zlotnik & Kermali, P.C. as independent auditors for the fiscal year ending December 31, 1996 and for the current year. Such appointment does not require ratification or other action by the Company's shareholders.

     A representative of Hidalgo, Banfill, Zlotnik & Kermali, P.C. will be present at the meeting to answer any questions and to make a statement if he desires to do so.


                                 OTHER MATTERS

     Management does not know of any matter to be acted upon at the meeting other than the election of directors and the ratification of the adoption of the Plan. If other business comes before the meeting, the persons named in the proxies will vote the proxies in accordance with their best judgment.


                           PROPOSALS BY SHAREHOLDERS

     Shareholders who desire to present proposals to shareholders of the Company at the 1998 annual meeting of shareholders and to have such proposals included in the Company's proxy materials must submit their proposals to the Company no later than January 1, 1998.


                           ANNUAL REPORT ON FORM 10-K

     FORM 10-K. A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE (EXCEPT FOR EXHIBITS TO SUCH ANNUAL REPORT, WHICH WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS) BY ANY SHAREHOLDER UPON WRITTEN REQUEST TO: MERCHANTS BANCSHARES, INC., 5005 WOODWAY, SUITE 300, HOUSTON, TEXAS 77056, ATTENTION: J. W. LANDER, III.

     1996 ANNUAL REPORT TO SHAREHOLDERS. The Annual Report to Shareholders of the Company for the Fiscal Year ended December 31, 1996, is enclosed herewith. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of Proxies.

                              By Order of the Board of Directors,



                              Norman H. Bird
                              Secretary

                          MERCHANTS BANCSHARES, INC.

                         1997 FLEXIBLE INCENTIVE PLAN

                     ____________________________________


    SECTION 1.  PURPOSE OF THIS PLAN

    The purposes of the Merchants Bancshares, Inc. 1997 Flexible Incentive Plan are to (i) promote the interests of Merchants Bancshares, Inc. (the "Company") and its shareholders by enabling the Company and each of its Subsidiaries (as hereinafter defined) to (A) attract, motivate and retain their respective employees and non-employee Directors (as hereinafter defined) by offering such employees and non-employee Directors performance-based stock incentives and other equity interests in the Company and other incentive awards and (B) compensate Consultants (as hereinafter defined) by offering such Consultants performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the shareholders of the Company and (ii) promote the Company's long-term growth and success. To achieve these purposes, eligible Persons may receive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Dividend Equivalent Rights and any other Awards (as such terms are hereinafter defined), or any combination thereof.

    SECTION 2.  DEFINITIONS

    As used in this Plan, the following terms shall have the meanings set forth below unless the context otherwise requires:

         2.1 "Award" shall mean the grant of a Stock Option, a Stock Appreciation Right, Restricted Stock, a Performance Award, a Dividend Equivalent Right or any other grant of incentive compensation pursuant to this Plan.

         2.2    "Award Period" shall have the meaning set forth in Subsection
    17.2 of this Plan.

         2.3 "Book Value" shall mean the excess of the value of the assets of an entity over the liabilities of such entity (determined in accordance with United States generally accepted accounting principles, consistently applied).

         2.4 "Board" shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

         2.5 "Cause" shall mean termination of a Participant's employment with the Company or a Subsidiary upon the occurrence of one or more of the following events:

                (a) The Participant's failure to substantially perform such Participant's duties with the Company or any Subsidiary as determined by the Board following receipt by the Participant of written notice of such failure and the Participant's failure to remedy such failure within thirty (30) days after receipt of such notice (other than a failure resulting from the Participant's incapacity during physical or mental illness);

                (b) The Participant's willful failure or refusal to perform specific directives of the Board, which directives are consistent with the scope and nature of the Participant's duties and responsibilities, and which are not remedied by the Participant within thirty (30) days after being notified in writing of such Participant's failure by the Board;

                (c)  The Participant's conviction of a felony; or

                (d) A breach of the Participant's fiduciary duty to the Company or any Subsidiary or willful violation in the course of performing the Participant's duties for the Company or any Subsidiary of any law, rule or regulation (other than traffic violations or other minor offenses). No act or failure to act on the Participant's part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company.

         2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

         2.7 "Common Stock" shall mean the Common Stock, par value $1.00 per share, of the Company.

         2.8 "Company" shall have the meaning set forth in Section 1 of this Plan.

         2.9 "Consultant" shall mean any Person who or which is engaged by the Company or any Subsidiary to render consulting services.

         2.10 "Corporate Transaction" shall mean any recapitalization (other than a transaction contemplated by Subsection 13(a)), merger, consolidation or conversion involving the Company or any exchange of securities involving the Common Stock (other than a transaction contemplated by Subsection 13(a)).

         2.11 "Designated Beneficiary" shall mean the beneficiary designated by a Participant, in a manner authorized by the Board, to exercise the rights of such Participant in the event of such Participant's death. In the absence of an effective designation by a Participant, the Designated Beneficiary shall be such Participant's estate.

         2.12   "Director" shall mean any member of the Board.

         2.13 "Disability" shall mean permanent and total inability to engage in any substantial gainful activity, even with reasonable accommodation, by reason of any medically determinable physical or mental impairment which has lasted or can reasonably be expected to last without material interruption for a period of not less than twelve (12) months, as determined in the sole discretion of the Board.

         2.14 "Dividend Equivalent Right" shall mean the right of the holder thereof to receive payments based on the cash dividends that would have been paid on the number of Shares specified in an Award granting Dividend Equivalent Rights if the number of Shares subject to such Award were held by such holder on the record date for determining shareholders to whom dividends are payable.

         2.15   "Effective Date" shall mean May 20, 1997.

         2.16 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

         2.17 "Fair Market Value" shall mean with respect to the Shares, as of any date, (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the composite tape, as published in the Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date or, if there is no trading in Shares on such date, then the closing price of the Common Stock as quoted on such composite tape on the next preceding date on which there was trading in such Shares;
    (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, then the closing price of the Common Stock as quoted on the Nasdaq National Market; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or the Nasdaq National Market, the mean between the bid and asked price for the Common Stock on such date, as furnished by the NASD through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange or the Nasdaq National Market and if bid and asked prices for the Common Stock are not so furnished by the NASD or a similar organization, the value established by the Board. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

         2.18 "Group" shall have the meaning ascribed to such term in Section 13(d) of the Exchange Act.

         2.19 "Incentive Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan which qualifies as an "Incentive Stock Option" pursuant to Section 422 of the Code.

         2.20 "Limited Stock Appreciation Rights" shall have the meaning set forth in Subsection 7.4 of this Plan.

         2.21 "Material Subsidiary" shall mean any Subsidiary of which the Book Value or fair market value (whichever is greater) constitutes fifty percent (50%) or more of the Book Value of the Company. The fair market value of a Subsidiary will be determined in good faith by the Board.

         2.22 "Named Executive Officer" shall have the meaning set forth in Subsection 17.1 of this Plan.

         2.23 "NASD" shall mean the National Association of Securities Dealers, Inc.

         2.24 "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation system.

         2.25 "Nasdaq National Market" shall mean the Nasdaq National Market of the NASD.

         2.26 "Non-Qualified Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated as or intended to qualify as an Incentive Stock Option but which does not (for whatever reason) qualify as an Incentive Stock Option).

         2.27 "Non-Share Method" shall have the meaning set forth in Subsection 6.6(c) of this Plan.

         2.28 "Non-Tandem Stock Appreciation Right" shall mean any Stock Appreciation Right granted alone and not in connection with an Award which is a Stock Option.

         2.29 "Optionee" shall mean any Participant who has been granted and holds a Stock Option awarded pursuant to this Plan.

         2.30 "Participant" shall mean any Person who has been granted and holds an Award granted pursuant to this Plan.

         2.31 "Performance Award" shall mean any Award granted pursuant to this Plan of Shares, rights based upon, payable in or otherwise related to Shares (including Restricted Stock) or cash, as the Board may determine, at the end of a specified performance period established by the Board and may include, without limitation, Performance Shares or Performance Units.

         2.32 "Performance Shares" shall have the meaning set forth in Subsection 9.1 of this Plan.

         2.33 "Performance Units" shall have the meaning set forth in Subsection 9.1 of this Plan.

         2.34 "Permitted Modification" shall be deemed to be any modification of an Award which is made in connection with a Corporate Transaction and which provides (i) in connection with a Stock Option, that subsequent to the consummation of the Corporate Transaction (A) the exercise price of such Stock Option will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (B) the nature and amount of consideration to be received upon exercise of the Stock Option will be the same (on a per share basis) as was received by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction, (ii) in connection with a Stock Appreciation Right, that subsequent to the consummation of the Corporate Transaction (A) the base price of such Stock Appreciation Right will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (B) the benefits to be received by the holder of such Stock Appreciation Right will be measured based upon the nature and amount of consideration received (on a per share basis) by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction, and (iii) in connection with a Dividend Equivalent Right, that subsequent to the consummation of the Corporate Transaction the benefits to be received by the holder of such Dividend Equivalent Right will be measured based upon the nature and amount of consideration received (on a per share basis) by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction.

         2.35 "Person" shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization.

         2.36 "Plan" shall mean this Merchants Bancshares, Inc. 1997 Flexible Incentive Plan as it may be amended from time to time.

         2.37 "Reload Option" shall mean a Stock Option as defined in Subsection 6.6(b) of this Plan.

         2.38 "Reorganization" shall mean any stock split, stock dividend, reverse stock split, combination of Shares or any other similar increase or decrease in the number of Shares issued and outstanding.

         2.39 "Restricted Stock" shall mean any Shares granted pursuant to this Plan that are subject to restrictions or substantial risk of forfeiture.

         2.40 "Retirement" shall mean termination of employment of an employee of the Company or any Subsidiary, other than discharge for Cause, after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any Subsidiary in which such employee participates.

         2.41 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

         2.42 "Share Retention Method" shall have the meaning set forth in Subsection 6.6(c) of this Plan.

         2.43 "Shares" shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

         2.44 "Stock Appreciation Right" shall mean the right of the holder thereof to receive property or Shares with a Fair Market Value equal to or cash in an amount equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the date of exercise over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the date of the grant of such Stock Appreciation Right (or such other value as may be specified in the agreement granting such Stock Appreciation Right). A Stock Appreciation Right may be a Tandem Stock Appreciation Right, Non-Tandem Stock Appreciation Right or Limited Stock Appreciation Right.

         2.45 "Stock Option" shall mean any Incentive Stock Option or Non-Qualified Stock Option.

         2.46 "Subsidiary" shall mean a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

         2.47 "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right granted in connection with an Award which is a Stock Option.

         2.48 "Transactional Consideration" shall have the meaning set forth in Subsection 13(b) of this Plan.

    SECTION 3.  ADMINISTRATION OF THIS PLAN

         3.1 Board. This Plan shall be administered and interpreted by the Board.

         3.2 Awards. (a) Subject to the provisions of this Plan, the Board is authorized to:

                (i)     determine the Persons to whom Awards are to be granted;

                (ii) determine the types and combinations of Awards to be granted; the number of Shares to be covered by an Award; the exercise price of an Award; the time or times when an Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award;

                (iii)   interpret the provisions of this Plan;

                (iv) prescribe, amend and rescind rules and regulations relating to this Plan;

                (v) determine whether, to what extent and under what circumstances to provide loans from the Company to Participants to exercise Awards granted pursuant to this Plan, and the terms and conditions of such loans;

                (vi) rely upon employees of the Company for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

                (vii) accelerate or defer (with the consent of the Participant) the vesting of any rights pursuant to an Award; and

                (viii) make all other determinations and take all other actions necessary or advisable for the administration of this Plan.

         (b)  Without limiting the Board's right to amend this Plan pursuant to
    Section 14, the Board may take all actions authorized by Subsection 3.2(a) of this Plan, including, without limitation, granting such Awards pursuant to this Plan as the Board may deem necessary or appropriate.

         3.3 Procedures. (a) Proceedings by the Board with respect to this Plan will be conducted in accordance with the articles of incorporation and bylaws of the Company.

         (b) A majority of the Board members shall constitute a quorum for action by the Committee. All determinations of the Board shall be made by not less than a majority of its members.

         (c) All questions of interpretation and application of this Plan or pertaining to any question of fact or Award granted hereunder will be decided by the Board, whose decision will be final, conclusive and binding upon the Company and each other affected party.

    SECTION 4.  SHARES SUBJECT TO PLAN

         4.1 Limitations. The maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed two hundred thousand (200,000) Shares unless increased or decreased by reason of changes in the capitalization of the Company as hereinafter provided or by amendment of this Plan. The Shares issued pursuant to this Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

         4.2 Changes. To the extent that any Award granted pursuant to this Plan shall be forfeited, shall expire or shall be cancelled, in whole or in part, then the number of Shares covered by the Award so forfeited, expired or cancelled may again be awarded pursuant to the provisions of this Plan. In the event that Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option, the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall, until the form of consideration to be paid is finally determined, be counted against the maximum number of Shares that may be issued pursuant to this Plan. If the Award is ultimately satisfied by the payment of consideration other than Shares, as, for example, a Stock Option granted in tandem with a Stock Appreciation Right that is settled by a cash payment, such Shares may again be made the subject of an Award granted pursuant to this Plan. Awards will not reduce the number of Shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash.

    SECTION 5.  ELIGIBILITY

    Eligibility for participation in this Plan shall be confined to those individuals who are employed by the Company or a Subsidiary and such Consultants and non-employee Directors as may be designated by the Board. In making any determination as to Persons to whom Awards shall be granted, the type of Award and/or the number of Shares to be covered by the Award, the Board shall consider the position and responsibilities of the Person, the importance of the Person to the Company, the duties of the Person, the past, present and potential contributions of the Person to the growth and success of the Company and such other factors as the Board may deem relevant in connection with accomplishing the purposes of this Plan.

    SECTION 6.  STOCK OPTIONS

         6.1 Grants. The Board may grant Stock Options alone or in addition to other Awards granted pursuant to this Plan to any eligible Person. Each Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Board. The Board shall specify whether such Stock Option is an Incentive Stock Option or Non-Qualified Stock Option and any other terms or conditions relating to such Award; provided, however only employees of the Company or a Subsidiary may be granted Incentive Stock Options. To the extent that any Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the shareholders of the Company to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall be deemed to constitute a Non-Qualified Stock Option. Each Person to be granted a Stock Option shall enter into a written agreement with the Company, in such form as the Board may prescribe, setting forth the terms and conditions (including, without limitation, the exercise price and vesting schedule) of the Stock Option. At any time and from time to time, the Optionee and the Board may agree to modify an option agreement in such respects as they may deem appropriate, including, without limitation, the conversion of an Incentive Stock Option into a Non-Qualified Stock Option. The Board may require that an Optionee meet certain conditions before the Stock Option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ of the Company or a Subsidiary for a stated period or periods of time.

         6.2    Incentive Stock Options Limitations.

                (a) In no event shall any individual be granted Incentive Stock Options to the extent that the Shares covered by any Incentive Stock Options (and any incentive stock options granted pursuant to any other plans of the Company or its Subsidiaries) that may be exercised for the first time by such individual in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date(s) on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this Subsection 6.2(a) be the maximum limitation on Stock Options which may be considered Incentive Stock Options pursuant to the Code.

                (b) The option exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

                (c) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option unless the option exercise price of such Incentive Stock Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

                (d) In no event shall any individual be granted an Incentive Stock Option after the expiration of ten (10) years from the date this Plan is adopted or is approved by the shareholders of the Company (if shareholder approval is required by Section 422 of the Code).

                (e) To the extent shareholder approval of this Plan is required by Section 422 of the Code, no individual shall be granted an Incentive Stock Option unless this Plan is approved by the shareholders of the Company within twelve (12) months before or after the date this Plan is initially adopted. In the event this Plan is amended to increase the number of Shares subject to issuance upon the exercise of Incentive Stock Options or to change the class of employees eligible to receive Incentive Stock Options, no individual shall be granted an Incentive Stock Option unless such amendment is approved by the shareholders of the Company within twelve (12) months before or after such amendment.

                (f) No Incentive Stock Option shall be granted to any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary unless the term of such Incentive Stock Option is equal to or less than five (5) years measured from the date on which such Incentive Stock Option is granted.


         6.3 Option Term. The term of a Stock Option shall be for such period of time from the date of its grant as may be determined by the Board; provided, however, that no Incentive Stock Option shall be exercisable later than ten (10) years from the date of its grant.

         6.4 Time of Exercise. No Stock Option may be exercised unless it is exercised prior to the expiration of its stated term and, in connection with options granted to employees of the Company or its Subsidiaries, at the time of such exercise, the Optionee is, and has been continuously since the date of grant of such Stock Option, employed by the Company or a Subsidiary, except that:

                (a) A Stock Option may, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a Subsidiary, be exercised during the three-month period immediately following the date the Optionee ceases (for any reason other than death, Disability or termination for Cause) to be an employee of the Company or a Subsidiary (or within such other period as may be specified in the applicable option agreement), provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such three-month period shall be treated as the exercise of a Non-Qualified Stock Option;

                (b) If the Optionee dies while in the employ of the Company or a Subsidiary, or within three months after the Optionee ceases (for any reason other than termination for Cause) to be such an employee (or within such other period as may be specified in the applicable option agreement), a Stock Option may, to the extent vested as of the date of the Optionee's death, be exercised by the Optionee's Designated Beneficiary during the one year period immediately following the date of the Optionee's death (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option;

                (c) If the Optionee ceases to be an employee of the Company or a Subsidiary by reason of the Optionee's Disability, a Stock Option, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a Subsidiary, may be exercised during the one year period immediately following the date on which the Disability is determined to exist (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option; and

                (d) If the Optionee's employment is terminated for Cause, all Stock Options held by such Optionee shall simultaneously terminate and will no longer be exercisable.

    Nothing contained in this Subsection 6.4 will be deemed to extend the term of a Stock Option or to revive any Stock Option which has previously lapsed or been cancelled, terminated or surrendered. Stock Options granted under this Plan to Consultants or non-employee Directors will contain such terms and conditions with respect to the death or disability of a Consultant or non-employee Director or termination of a Consultant's or non-employee Director's relationship with the Company as the Board deems necessary or appropriate. Such terms and conditions will be set forth in the option agreements evidencing the grant of such Stock Options.

         6.5    Vesting of Stock Options.

                (a) Each Stock Option granted pursuant to this Plan may only be exercised to the extent that the Optionee is vested in such Stock Option. Each Stock Option shall vest separately in accordance with the option vesting schedule determined by the Board, which will be incorporated in the option agreement entered into between the Company and such Optionee. The option vesting schedule may be accelerated if, in the sole discretion of the Board, the acceleration of the option vesting schedule would be in the best interests the Company.

                (b) In the event of the dissolution or liquidation of the Company, each Stock Option granted pursuant to this Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee. Upon the date fixed by the Board, any unexercised Stock Options shall terminate and be of no further effect.

         6.6    Manner of Exercise of Stock Options.

                (a) Except as otherwise provided in this Plan, Stock Options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a Stock Option, or any part thereof, shall be evidenced by a written notice delivered by the Optionee to the Company. The purchase price of the Shares as to which a Stock Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

                     (i)  in cash (including check, bank draft or money order);
                or

                     (ii) by other consideration deemed acceptable by
                the Board in its sole discretion.

                (b) If an Optionee delivers Shares (including Shares of Restricted Stock) already owned by the Optionee in full or partial payment of the exercise price for any Stock Option, or if the Optionee elects to have the Company retain that number of Shares out of the Shares being acquired through the exercise of the Stock Option having a Fair Market Value equal to the exercise price of the Stock Option being exercised, the Board may, in its sole discretion, authorize the grant of a new Stock Option (a "Reload Option") for that number of Shares equal to the number of already owned Shares surrendered (including Shares of Restricted Stock) or newly acquired Shares being retained by the Company in payment of the option exercise price of the underlying Stock Option being exercised. The grant of a Reload Option will become effective upon the exercise of the underlying Stock Option. The option exercise price of the Reload Option shall be the Fair Market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no later than the time when the underlying stock option being exercised could be last exercised. The Board may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

                (c) The amount, as determined by the Board, of any federal, state or local tax required to be withheld by the Company due to the exercise of a Stock Option shall, subject to the authorization of the Board, be satisfied, at the election of the Optionee, either (a) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or other consideration acceptable to the Board in its sole discretion (the "Non-Share Method") or (b) through either the retention by the Company of a number of Shares out of the Shares being acquired through the exercise of the Stock Option or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation (the "Share Retention Method"). If an Optionee elects to use the Share Retention Method in full or partial satisfaction of any tax liability resulting from the exercise of a Stock Option, the Board may authorize the grant of a Reload Option for that number of Shares as shall equal the number of Shares used to satisfy the tax liabilities of the Optionee arising out of the exercise of such Stock Option. Such Reload Option will be granted at the price and on the terms set forth in Subsection 6.6 (b). The cash payment or an amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

                (d) An Optionee shall not have any of the rights of a shareholder of the Company with respect to the Shares subject to a Stock Option except to the extent that such Stock Option is exercised and one or more certificates representing such Shares shall have been delivered to the Optionee.

    SECTION 7.  STOCK APPRECIATION RIGHTS

         7.1 Grants. The Board may grant to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary either Non-Tandem Stock Appreciation Rights or Tandem Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as the Board shall impose. The grant of the Stock Appreciation Right may provide that the holder will be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, at the sole discretion of the Board. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) either (a) in the case of a Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the per share exercise price of the related Stock Option, or
    (b) in the case of a Non-Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value on the date of the grant by (ii) the number of Shares as to which the Stock Appreciation Right is exercised. However, notwithstanding the foregoing, the Board, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted.

         7.2 Exercisability. A Tandem Stock Appreciation Right granted in connection with an Incentive Stock Option (i) may be exercised at, and only at, the times and to the extent the related Incentive Stock Option is exercisable, (ii) will expire upon the termination of the related Incentive Stock Option, (iii) may not exceed 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the Shares subject to the related Incentive Stock Option at the time the Tandem Stock Appreciation Right is exercised and (iv) may be exercised at, and only at, such times as the Fair Market Value of the Shares subject to the related Incentive Stock Option exceeds the exercise price of the related Incentive Stock Option. A Tandem Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related Stock Option is transferable. If a Tandem Stock Appreciation Right is granted, there shall be surrendered and cancelled from the related Stock Option at the time of exercise of the Tandem Stock Appreciation Right, in lieu of exercise pursuant to the related Stock Option, that number of Shares as shall equal the number of Shares as to which the Tandem Stock Appreciation Right shall have been exercised.

         7.3 Certain Limitations on Non-Tandem Stock Appreciation Rights. A Non-Tandem Stock Appreciation Right will be exercisable as provided by the Board and will have such other terms and conditions as the Board may determine. A Non-Tandem Stock Appreciation Right is subject to acceleration of vesting or immediate termination in certain circumstances in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan.

          7.4 Limited Stock Appreciation Rights. The Board may grant "Limited Stock Appreciation Rights," either as Tandem Stock Appreciation Rights or Non-Tandem Stock Appreciation Rights. Limited Stock Appreciation Rights will become exercisable only upon the occurrence of such event as the Board may designate at the time of grant or thereafter.

    SECTION 8.  RESTRICTED STOCK

         8.1 Grants. The Board may grant Awards of Restricted Stock to any Consultant, non-employee Director or employee of the Company or a Subsidiary for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Board, in its sole discretion. The terms and conditions of the Restricted Stock shall be specified by the grant agreement. The Board, in its sole discretion, may specify any particular rights which the Participant to whom a grant of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment). Further, the Board may grant performance-based Awards consisting of Restricted Stock by conditioning the grant, or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock upon the attainment of specified performance goals or such other factors as the Board may determine. The Board shall also determine when the restrictions shall lapse or expire and the conditions, if any, pursuant to which the Restricted Stock will be forfeited or sold back to the Company. Each Award of Restricted Stock may have different restrictions and conditions. Unless otherwise set forth in the grant agreement, Restricted Stock may not be sold, pledged, encumbered or otherwise disposed of by the recipient until the restrictions specified in the Award expire. Awards of Restricted Stock are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan.

         8.2 Awards and Certificates. Any Restricted Stock issued hereunder may be evidenced in such manner as the Board, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the certificates evidencing Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

    SECTION 9.  PERFORMANCE AWARDS

         9.1 Grants. A Performance Award may consist of either or both, as the Board may determine, of (i) the right to receive Shares or Restricted Stock, or any combination thereof as the Board may determine ("Performance Shares"), or (ii) the right to receive a fixed dollar amount payable in Shares, Restricted Stock, cash or any combination thereof, as the Board may determine ("Performance Units"). The Board may grant Performance Awards to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary, for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Board, in its sole discretion. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment during a performance period and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions, which shall be determined in the sole discretion of the Board. If the Board determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure or for other reasons that the Board deems satisfactory, the Board may modify the performance measures or objectives and/or the performance period. Awards of Performance Shares and/or Performance Units are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan.

         9.2 Terms and Conditions. Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any other formula or method deemed appropriate by the Board, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Board believes to be relevant or the

    Company's performance or the performance of the Common Stock measured against the performance of the market, the Company's industry segment or its direct competitors. Performance Awards may also be conditioned upon the applicable Participant remaining in the employ of the Company or one of its Subsidiaries for a specified period. Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective or objectives, all at the sole discretion of the Board. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Board in its sole discretion.

    SECTION 10. DIVIDEND EQUIVALENT RIGHTS

    The Board may grant a Dividend Equivalent Right to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary, either as a component of another Award or as a separate Award, and, in general, each such Participant awarded a Dividend Equivalent Right that is outstanding on a dividend record date for the Common Stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares subject to the Award been issued and outstanding on the dividend record date. The terms and conditions of the Dividend Equivalent Right shall be specified in a dividend equivalent right agreement which evidences such Award. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement or payment for or lapse of restrictions on such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled pursuant to the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

    SECTION 11. OTHER AWARDS

    The Board may grant to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Board, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in a written agreement which sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Board, in its sole discretion.

    SECTION 12. COMPLIANCE WITH SECURITIES AND OTHER LAWS

    As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that (i) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (ii) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading. Further, the Company may refrain from issuing, delivering or transferring any Award or any security issuable in connection with such Award until the Board has determined that such issuance, delivery or transfer will not violate such securities laws or rules and regulations and that the recipient has tendered to the Company any federal, state or local tax owed as a result of such issuance, delivery or transfer, when the Company has a legal liability to satisfy such tax. The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this
Section 12. As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Company may place legends on any agreement, instrument or certificate evidencing such Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the recipient of such Award or security to the effect that such recipient is acquiring such Award or security solely for investment and not with a view to distribution and that no distribution of the Award or the security will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel to the Company, such registration is unnecessary.

    SECTION 13. ADJUSTMENTS UPON THE OCCURRENCE OF A REORGANIZATION
                OR CORPORATE TRANSACTION

         (a) In the event of a Reorganization, the number of Shares subject to this Plan and to each outstanding Award, and the exercise price of each Award which is based upon Shares, shall (to the extent deemed appropriate by the Board) be proportionately adjusted (as determined by the Board in its sole discretion) to account for any increase or decrease in the number of issued and outstanding Shares of the Company resulting from such Reorganization.

         (b) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property (hereinafter collectively referred to as "Transactional Consideration") as a result of such Corporate Transaction and substantially all of such Persons continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the Awards will remain outstanding and will (subject to the provisions of Subsections 6.1, 7.1, 7.3, 8.1 and 9.1) continue in full force and effect in accordance with its terms (without any modification) following the consummation of the Corporate Transaction.

         (c) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do receive Transactional Consideration as a result of such Corporate Transaction or substantially all of such Persons do not continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the terms and conditions of the Awards will be modified as follows:

                (i) If the documentation pursuant to which a Corporate Transaction will be consummated provides for the assumption (by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction) of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications and the modifications contemplated by Subsections 6.1, 7.1, 7.3, 8.1 and 9.1 of this Plan), such Awards will remain outstanding and will continue in full force and effect in accordance with its terms following the consummation of such Corporate Transaction (subject to such Permitted Modifications and the provisions of Subsections 6.1, 7.1, 7.3, 8.1 and 9.1).

                (ii) If the documentation pursuant to which a Corporate Transaction will be consummated does not provide for the assumption by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications), all portions of Awards with respect to which vesting restrictions will not have lapsed/been satisfied on or prior to such consummation will, as of such consummation, terminate and cease to be outstanding. Upon the consummation of such a Corporate Transaction, all unexercised Awards which are not to be so assumed will automatically terminate and cease to be outstanding. The Company will provide each Participant holding Awards which will not be so assumed (but with respect to which all applicable vesting restrictions will have lapsed/been satisfied prior to consummation of such

         Corporate Transaction) with reasonable notice of the impending termination of such Awards.

    Nothing contained in this Section 13 will be deemed to extend the term of an Award or to revive any Award which has previously lapsed or been cancelled, terminated or surrendered.

    SECTION 14. AMENDMENT OR TERMINATION OF THIS PLAN

         14.1 Amendment of This Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan (including, without limitation, the maximum number of Shares that may be issued with respect to Awards to be granted pursuant to this Plan) may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding pursuant to this Plan may be modified, impaired or cancelled adversely to the holder of the Award without the consent of such holder.

         14.2 Termination of This Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective. Termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

    SECTION 15. AMENDMENTS AND ADJUSTMENTS TO AWARDS

    The Board may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan, including, without limitation, (i) to change the date or dates as of which and/or the terms and conditions pursuant to which (A) a Stock Option becomes exercisable or (B) a Performance Award is deemed earned, (ii) to amend the terms of any outstanding Award to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Award or (iii) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as the Board determines in its sole discretion to be appropriate including, but not limited to, having an exercise price per share which may be higher or lower than the exercise price per share of the cancelled Award. The Board may also make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 13 hereof) affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Board determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan. Any provision of this Plan or any agreement regarding an Award to the contrary notwithstanding, the Board may cause any Award granted to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award. The determinations of value pursuant to this Section 15 shall be made by the Board in its sole discretion.

    SECTION 16. GENERAL PROVISIONS

         16.1 No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         16.2 No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or a Subsidiary or to continue as a Consultant or non-employee Director. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or non-employee Director with the Company or any Subsidiary, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any agreement evidencing an Award made under this Plan. No Consultant, non-employee Director or employee of the Company or any Subsidiary shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of any Consultant, non-employee Director or employee of the Company or any Subsidiary or of any Participants.

         16.3 GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         16.4 Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

         16.5 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Board shall determine, in its sole discretion, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

         16.6 Headings. Headings are given to the Sections and Subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

         16.7 Effective Date. The provisions of this Plan that relate to the grant of Incentive Stock Options shall be effective as of the date of the approval of this Plan by the shareholders of the Company.

         16.8 Transferability of Awards. Awards shall not be transferable otherwise than by will or the laws of descent and distribution without the written consent of the Board (which may be granted or withheld at the sole discretion of the Board). Awards may be exercised, during the lifetime of the holder, only by the holder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Award shall be null and void and without effect.

         16.9 Rights of Participants. Except as hereinbefore expressly provided in this Plan, any Person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

         16.10 No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

         16.11 Date of Grant of an Award. Except as noted in this Section 16.11, the granting of an Award shall take place only upon the execution and delivery by the Company and the Participant of a written agreement and neither any other action taken by the Board nor anything contained in this Plan or in any resolution adopted or to be adopted by the Board or the shareholders of the Company shall constitute the granting of an Award pursuant to this Plan. Solely for purposes of determining the Fair Market Value of the Shares subject to an Award, such Award will be deemed to have been granted as of the date specified by the Board notwithstanding any delay which may elapse in executing and delivering the applicable agreement.

    SECTION 17. NAMED EXECUTIVE OFFICERS

         17.1 Applicability of Section 17. The provisions of this Section 17 shall apply only to those executive officers (i) whose compensation is required to be reported in the Company's proxy statement pursuant to Item 402(a)(3)(i) and (ii) (or any successor thereto) of Regulation S-K (or any successor thereto) under the general rules and regulations under the Exchange Act and (ii) whose total compensation, including estimated Awards, is determined by the Board to possibly be subject to the limitations on deductions imposed by Section 162(m) of the Code ("Named Executive Officers"). In the event of any inconsistencies between this Section 17 and the other Plan provisions as they pertain to Named Executive Officers, the provisions of this Section 17 shall control.

         17.2 Establishment of Performance Goals. Awards for Named Executive Officers, other than Stock Options and Stock Appreciation Rights, shall be based on the attainment of certain performance goals. No later than the earlier of (i) ninety (90) days after the commencement of the applicable fiscal year of the Company or one of its Subsidiaries or such other award period as may be established by the Board ("Award Period") and (ii) the completion of twenty-five percent (25%) of such Award Period, the Board shall establish, in writing, the performance goals applicable to each such Award for Named Executive Officers. At the time the performance goals are established, their outcome must be substantially uncertain. In addition, the performance goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Named Executive Officer if the goal is obtained. Such formula or standard shall be sufficiently objective so that a third party with knowledge of the relevant performance results could calculate the amount to be paid to the subject Named Executive Officer. The material terms of the performance goals for Named Executive Officers and the compensation payable thereunder shall be submitted to the shareholders of the Company for their review and approval if and to the extent required for such compensation to be deductible pursuant to Section 162(m) (or any successor thereto) of the Code, and the Treasury Regulations thereunder. Shareholder approval, if necessary, shall be obtained for such performance goals prior to any Award being paid to such Named Executive Officer. If shareholder approval is required and not received with respect to such performance goals, no amount shall be paid to such Named Executive Officer for such applicable Award Period pursuant to this Plan.

         17.3 Components of Awards. Each Award granted to a Named Executive Officer, other than Stock Options and Stock Appreciation Rights, shall be based on performance goals which are sufficiently objective so that a third party having knowledge of the relevant facts could determine whether the goal was met. Except as provided in Subsection 17.8 herein, performance measures which may serve as determinants of Named Executive Officers' Awards shall be limited to the following measures: earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; operating profits; stock price; and sales or expenses. Within ninety (90) days following the end of each Award Period, the Board shall certify in writing that the performance goals, and any other material terms were satisfied. Thereafter, Awards shall be made for each Named Executive Officer as determined by the Board. The Awards may not vary from the pre-established amount based on the level of achievement.

         17.4   No Mid-Year Change in Awards. Except as provided in Subsections
    17.8 and 17.9 herein, each Named Executive Officer's Awards shall be based exclusively on the performance measures established by the Board pursuant to Subsections 17.2 and 17.3.

         17.5 No Partial Award Period Participation. A Named Executive Officer who becomes eligible to participate in this Plan after performance goals have been established in an Award Period pursuant to Subsections 17.2 and
    17.3 may not participate in this Plan prior to the next succeeding Award Period, except with respect to Awards which are Stock Options or Stock Appreciation Rights.

         17.6 Performance Goals. Except as provided in Subsection 17.8 herein, performance goals shall not be changed following their establishment, and Named Executive Officers shall not receive any payout, except with respect to Awards which are Stock Options or Stock Appreciation Rights, when the minimum performance goals are not met or exceeded.

         17.7 Individual Performance and Discretionary Adjustments. Except as provided in Subsection 17.8 herein, subjective evaluations of individual performance of Named Executive Officers shall not be reflected in their Awards, other than Awards which are Stock Options or Stock Appreciation Rights. The payment of such Awards shall be entirely dependent upon the attainment of the preestablished performance goals.

         17.8 Amendments. No amendment of this Plan with respect to any Named Executive Officer may be made which would (i) increase the maximum amount that can be paid to any one Participant pursuant to this Plan, (ii) change the specified performance goal for payment of Awards, or (iii) modify the requirements as to eligibility for participation in this Plan, unless the Company's shareholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) (or any successor thereto) of the Code of such payment in the fiscal year it is paid. The Board shall amend this Section 17 and such other provisions as it deems appropriate, to cause amounts payable to Named Executive Officers to satisfy the requirements of Section 162(m) (or any successor thereto) and the Treasury regulations promulgated thereunder.

         17.9 Stock Options and Stock Appreciation Rights. Notwithstanding any provision of this Plan (including the provisions of this Section 17) to the contrary, the amount of compensation which a Named Executive Officer may receive with respect to Stock Options and Stock Appreciation Rights which are granted hereunder is based solely on an increase in the value of the applicable Shares after the date of grant of such Award. Thus, no Stock Option may be granted hereunder to a Named Executive Officer with an exercise price less than the Fair Market Value of Shares on the date of grant. Furthermore, the maximum number of Shares (or cash equivalent value) with respect to which Stock Options or Stock Appreciation Rights may be granted hereunder to any Named Executive Officer during any calendar year may not exceed fifty thousand (50,000) Shares, subject to adjustment as provided in Section 13 hereunder.

         17.10 Maximum Amount of Compensation. The maximum amount of compensation payable as an Award (other than an Award which is a Stock Option or Stock Appreciation Right) to any Named Executive Officer during any calendar year may not exceed $1,000,000.



                                                    MERCHANTS BANCSHARES, INC.
                                      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 20, 1997

                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P
     The undersigned hereby appoints J.W. Lander, Jr. and J.W. Lander, III, and each of them, with full power of substitution,
R    proxies to vote the shares which the undersigned would be entitled to vote if personally present at the Annual Meeting of its
     Shareholders to be held on May 20, 1997 at 8:00 a.m., local time at Merchants Bank, 999 North Shepherd, Houston, Texas 77008,
O    and any adjournments thereof, hereby revoking any proxy heretofore given, subject to any directions indicated on the reverse side of this card. If no directions are given, this proxy will be voted FOR Proposals 1 and 2.
X
     Your vote for the election of directors may be indicated on the reverse.  Nominees are: Norman H. Bird, Donald R. Harding, J.W.
Y    Lander, Jr. and J.W. Lander, III.

     This proxy is continued on the reverse side.  Please sign and return promptly in the envelope provided.  No postage is required if mailed in the United States.  If you attend the Meeting and vote in person, the proxy will not be used.

                                      (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                                         SEE REVERSE SIDE


     The Board of Directors recommends a vote FOR Proposals 1 and 2.

                        FOR          WITHHELD                                             FOR    AGAINST   ABSTAIN
                                AS TO ALL NOMINEES
P    1. Election of     [_]            [_]                  2. To ratify the Adoption     [_]      [_]       [_]
        Directors                                              of the 1997 Flexible
R                                                              Incentive Plan

O    -------------------------------------------------      3. In the discretion of the proxies, upon such other
     To withhold authority to vote for any nominee(s),         business as may properly come before the meeting.
X    write the name of each such nominee on the
     line provided above.                                   Please sign exactly as name or names appear on this proxy.  If
Y                                                           stock is held jointly, each holder should sign.  If signing as attorney, trustee, executor, administrator, custodian,
                                                            guardian, or corporate officer, please give full title.

                                                            DATED   ______________________________________, 1997
                                                            SIGNED  ____________________________________________
                                                                    ____________________________________________
